QuickLinks -- Click here to rapidly navigate through this document

Exhibit 32.3

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Carlos Alberini, President, Chief Operating Officer and Director of Guess?, Inc. (the "Company"), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

  •
  the Annual Report on Form 10-K of the Company for the period ended December 31, 2003, as filed with the Securities and Exchange Commission (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  •
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 12, 2004	By:	/s/ CARLOS ALBERINI Carlos Alberini President, Chief Operating Officer and Director

QuickLinks

  Exhibit 32.3
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002